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                                STI CLASSIC FUNDS

                   SUPPLEMENT DATED DECEMBER 29, 2006, TO THE
                      STI CLASSIC MONEY MARKET PROSPECTUSES
              (A, C, I, CORPORATE TRUST, AND INSTITUTIONAL SHARES)
                              DATED AUGUST 1, 2006

THIS SUPPLEMENT CONTAINS AN IMPORTANT NOTICE REGARDING A CHANGE TO THE STI CLASSIC MONEY MARKET FUNDS (THE "FUNDS") AND SHOULD BE READ IN CONJUNCTION WITH THE FUNDS' PROSPECTUSES.

The STI Classic Money Market Funds will consider January 2, 2007 to be a Business Day, notwithstanding the language in the prospectus that a Business Day shall be any day that the New York Stock Exchange ("NYSE") and the Federal Reserve are open for business. The Funds will follow the principal bond markets and close at 2:00 p.m. Eastern Time. The NYSE has announced that it will be closed on January 2, 2007 in observation of President Ford's death.





               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


SP-BMIKRS 1206